UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2022
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 4th Avenue S, Suite 400
Seattle, Washington 98108
(Address of principal executive offices, including zip code)

(855) 727 - 9079
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	TRUP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On August 3, 2022, Trupanion, Inc. (the “Company”) issued a press release regarding the Company's financial results for the quarter ended June 30, 2022. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished with this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 8.01     Other Events.
In April 2021, the Company’s Board of Directors (the “Board”) approved a share repurchase program (the “Program”) governing potential repurchases of the Company’s common stock between May 2021 and May 2026. Under the Program, the aggregate repurchases are generally limited to 25% of the Company’s estimated Adjusted Operating Income and subject to quarterly assessments based on parameters the Company sets, including uses of capital in a given quarter, available cash, and the stock price relative to the Company’s estimated intrinsic value. However, for the three month period of August through October 2022, the Board has authorized the Company to repurchase up to $20.0 million in shares of its common stock pursuant to the Program.
The Company cannot predict when or if it will repurchase any shares of common stock as such stock repurchases will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plan, price, available cash, general business and market conditions, and alternative investment opportunities.
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	Exhibit 99.1	Press release issued by Trupanion, Inc. dated August 3, 2022
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Drew Wolff
Name: Drew Wolff
Title: Chief Financial Officer
Date: August 3, 2022